POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints each of Thomas G.
Henning, Sheila King, and Brenda Pizzolatto signing singly, the undersigned's true and lawful attorney-in-fact to:
1)        execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and or director of
US Unwired Inc. (the "Company"), Forms 4 and 5 in accordance with Section 16(a)
of the Securities
Exchange Act of 1934 and the rules thereunder;
2)        do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable
to complete and execute any such Form 4 or 5, complete and execute any amendment or amendments
thereto, and timely file such form with the United States Securities and
Exchange Commission and any
stock exchange or similar authority; and
3)        take any other action or any type whatsoever in connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-
in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform
any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights
and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally
present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact,
or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-
fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming,
any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to
file Forms 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this
11th day of March, 2005.

                                        /s/ Michael Bennett
                                        Signature